Exhibit 99.1



            Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to
                            Exchange Act Filings

     I, Kenneth E. Stinson, principal executive officer of Peter Kiewit Sons', Inc., state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Peter Kiewit Sons', Inc. and, except as corrected or supplemented in a subsequent covered report:

   - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

   - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following if filed on or before the date of this statement, is a "covered report":

   -     the Annual Report on Form 10-K for the Fiscal Year Ended
December 29, 2001, filed with the Commission on March 25, 2002 of Peter Kiewit Sons', Inc.;

   - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Peter Kiewit Sons', Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

   -     any amendments to any of the foregoing.


/s/ Kenneth E. Stinson
----------------------                          Subscribed and sworn to
Kenneth E. Stinson                              before me this 14th day of
August 14, 2002                                 August, 2002


                                                 /s/ Laurie S. Vik
                                                --------------------------
                                                Notary Public

                                                My Commission Expires:
                                                3-5-03
                                       (SEAL)